UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2016 (August 4, 2016)

COMMISSION FILE NUMBER: 000-54616

MICHAEL JAMES ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

(formerly BullsnBears.com, Inc.)

                 DELAWARE                                 000-54616                                      45-2282672

(State of Incorporation)                  (Commission File Number)                     (I.R.S. Employer ID Number)

784 Morris Turnpike, #334, Short Hills, NJ  07078

(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code

(908) 204-0004

BULLSNBEARS.COM, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

Item 2.01, Completion of Acquisition or Disposition of Assets.

On August 18, 2016, the Company disclosed in a Form 8K that it entered into an Asset Purchase Agreement with RP Capital Group, Ltd and that Rajesh M. Pamnani, its principal, joined the Company’s Board of Directors.  Under the Asset Purchase Agreement the Company acquired the proprietary and exclusive technology for a therapeutic treatment for sleep apnea.  A copy of the Asset Purchase Agreement is attached as Exhibit 99.01 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

99.01 Asset Purchase Agreement between, RP Capital Group, Ltd. and Michael James Enterprises, Inc., dated as of August 4, 2016.

SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2016

MICHAEL JAMES ENTERPRISES, INC.

By: /s/ James M. Farinella

---------------------------------

 James M. Farinella

 Chief Executive Officer